Statutory Reserves and Net Restricted Assets	12 Months Ended
Sep. 30, 2024
Statutory Reserves and Net Restricted Assets [Abstract]
STATUTORY RESERVES AND NET RESTRICTED ASSETS
16.	STATUTORY RESERVES AND NET RESTRICTED ASSETS

The Group’s ability to pay dividends is primarily dependent on the Group receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the subsidiary incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Group’s subsidiaries.

Under PRC law, the Group’s subsidiary located in the PRC (“PRC subsidiary”) are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The PRC subsidiary is required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC accounting standards to the statutory reserve and has the right to discontinue allocations to the statutory reserve if such reserve has reached 50% of registered capital on an individual company basis. In addition, the registered capital of the PRC subsidiary is also restricted.

Amounts restricted including paid-in capital and statutory reserve funds as determined pursuant to PRC Laws were nil and nil as of September 30, 2023 and 2024, respectively.